UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2015

ARC LOGISTICS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36168	36-4767846
(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1290

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 15, 2015, Arc Logistics Partners LP (the “Partnership”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the acquisition by Arc Terminals Holdings LLC, the Partnership’s wholly owned subsidiary, (“Arc Terminals”) by way of a contribution and sale, of all of the limited liability company interests of UET Midstream, LLC (“UET Midstream”), pursuant to the Contribution Agreement, dated as of July 14, 2015, with United Energy Trading, LLC and Hawkeye Midstream, LLC. UET Midstream’s principal assets consist of a newly constructed, substantially completed crude oil terminal and a separate development property in northeastern Weld County, Colorado that is being permitted to build a potential new crude injection terminal. This Amendment to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Original Form 8-K, the sole purpose of which is to provide an audited statement of net assets acquired and liabilities assumed by Arc Terminals and a pro forma condensed combined balance sheet of the Partnership required by Item 9.01, which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same and are hereby incorporated by reference into the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Audited Statement of Net Assets Acquired and Liabilities Assumed by Arc Terminals Holdings LLC as of July 14, 2015 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma Financial Information

The pro forma financial information of Arc Logistics Partners LP as of June 30, 2015, which reflects its acquisition of UET Midstream, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1	Contribution Agreement, dated as of July 14, 2015, by and among Arc Terminals Holdings LLC, as Acquiror, and United Energy Trading, LLC and Hawkeye Midstream, LLC, as Contributors, and, to the extent set forth therein, Arc Logistics Partners LP (incorporated herein by reference to Exhibit 2.1 of Arc Logistics Partners LP’s Current Report on Form 8-K filed on July 15, 2015 (SEC File No. 001-36168)).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Statement of Net Assets Acquired and Liabilities Assumed by Arc Terminals Holdings LLC as of July 14, 2015.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Arc Logistics Partners LP as of June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC LOGISTICS PARTNERS LP By: ARC LOGISTICS GP LLC, its General Partner

Date:	September 28, 2015	By:	/s/ BRADLEY K. OSWALD
Bradley K. Oswald
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement, dated as of July 14, 2015, by and among Arc Terminals Holdings LLC, as Acquiror, and United Energy Trading, LLC and Hawkeye Midstream, LLC, as Contributors, and, to the extent set forth therein, Arc Logistics Partners LP (incorporated herein by reference to Exhibit 2.1 of Arc Logistics Partners LP’s Current Report on Form 8-K filed on July 15, 2015 (SEC File No. 001-36168)).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Statement of Net Assets Acquired and Liabilities Assumed by Arc Terminals Holdings LLC as of July 14, 2015.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Arc Logistics Partners LP as of June 30, 2015.